UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):
                               September 20, 2004

                               FRESH CHOICE, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                   000-20792                77-0130849
(State or other jurisdiction of    (Commission File No.)   (I.R.S. Employer
        incorporation)                                     Identification No.)


                               485 Cochrane Circle
                              Morgan Hill, CA 95037
                    (Address of principal executive offices)

              Registrant's telephone number, including area code:
                                 (408) 776-0799


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         On September 20, 2004, Mr. Everett F. Jefferson and Fresh Choice, Inc. ("Fresh Choice" or "our") entered into an agreement by which Mr. Jefferson will resign his position as our Chief Executive Officer effective December 31, 2004. According to the terms of Mr. Jefferson's Separation Agreement and General Release of Claims ("Separation Agreement"), he will remain in his current position as Chief Executive Officer until December 31, 2004 and provide for the orderly transition of responsibilities. A copy of the Separation Agreement is attached as Exhibit 99.1 and incorporated herein by reference. Mr. Jefferson waived his rights to any benefits or claims he may have had under his pre-existing Employment Agreement, as amended, dated October 9, 2001. Until December 31, 2004, Mr. Jefferson will receive all employee related benefits, including his regular base salary less applicable withholdings, except for his auto allowance. The general release of claims under the Separation Agreement does not effect claims that may be held by Fresh Choice. Mr. Jefferson's Employment Agreement was filed with our Form 10-Q for the quarter ended September 9, 2001.

         Fresh Choice will file a current report on Form 8-K when a new Chief Executive Officer is announced or appointed.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Please see the discussion set forth in Item 1.02 above, which is incorporated herein by reference.

         On September 20, 2004, Mr. Jefferson agreed to terminate his position as Fresh Choice's Chief Executive Officer effective December 31, 2004. He will remain a Fresh Choice employee until December 31, 2004 to assist with the transition of his responsibilities.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

     Exhibit No.                        Description
     ----------                         -----------
       99.1 Separation Agreement and General Release of Claims between Everett F. Jefferson and Fresh
                       Choice, Inc., effective September 20, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 24, 2004

                                     Fresh Choice, Inc.



                                     By: /s/ David E. Pertl
                                         ---------------------------
                                         David E. Pertl
                                         Executive Vice President
                                         and Chief Financial Officer


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